UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New World Fund

[photo of a person with a red umbrella looking at the hills from Wangfenglin (Forest of Ten Thousand Peaks), Guizhou, China]

Weathering tough markets:
How we operate during difficult periods

Annual report for the year ended October 31, 2008

New World FundSM seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2008 (the most recent calendar quarter-end)*:

			Lifetime
Class A shares	1 year	5 years	(since 6/17/99)

Reflecting 5.75% maximum sales charge	–26.59%	15.84%	9.21%

*For returns through the fiscal year-end, please see the chart on page 1.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 1.01%. This figure does not reflect any fee waiver that was in effect; therefore, the actual expense ratio, which reflects the fee waiver described below, was lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 26 and 27 for details.

Results for other share classes can be found on page 31.

The return of principal for the bond holdings in New World Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency fluctuations, as is investing in smaller companies, as more fully described in the prospectus.

About the cover: A view of the karst hills in the mist from Wangfenglin (Forest of Ten Thousand Peaks), Guizhou, China.

Fellow shareholders:

[photo of a person with a red umbrella looking at the hills from Wangfenglin (Forest of Ten Thousand Peaks), Guizhou, China]

The global financial crisis is pervasive, and New World Fund has not been immune from its impact. For the 12-month period ended October 31, 2008, the value of an investment in the fund declined 46.6% if, like most shareholders, you reinvested the dividend of $1.183 per share and the capital gain of $3.785 per share that were paid in December 2007.

As you can see in the table below, New World Fund declined more than its primary benchmark, the MSCI ACWI (All Country World Index). For the past year, the fund also trailed the returns of developed-country stocks in general, as measured by the MSCI World Index. The fund held up better than the returns of developing-country stocks as measured by the MSCI Emerging Markets (EM) Index.

With the objective of long-term capital appreciation while reducing volatility normally associated with developing countries, the fund blends three types of investments. They include stocks of multinational companies based in the developed world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers. New World Fund’s diversified portfolio helped cushion it from the even more severe blows sustained by pure emerging-market funds and indexes. Though short-term losses have been painful, the fund’s average annual returns during the past five years and its lifetime were higher than three out of four of its relevant benchmarks.

[Begin Sidebar]
Results at a glance

For periods ended October 31, 2008, with all distributions reinvested
	Total returns	Average annual total returns
			Lifetime
	1 year	5 years	(since 6/17/99)

New World Fund (Class A shares)	–46.63%	9.19%	6.45%
MSCI ACWI (All Country World Index)	–43.25	2.63	–0.42
MSCI World Index	–41.51	2.24	–0.66
MSCI Emerging Markets (EM) Index	–56.22	9.87	6.13
J.P. Morgan Emerging Markets Bond Index Plus	–18.15	4.66	9.34

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and Emerging Markets indexes, weighted by ACWI market capitalization. The MSCI World Index measures 23 developed-country stock markets, while the MSCI Emerging Markets Index measures 25 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. These indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
In this report

Special feature

6	Weathering tough markets: How
we operate during difficult periods

When markets decline, we rely
on experienced investment
professionals to guide the fund
with a consistent approach and
an extensive global research effort.

Contents

1	Letter to shareholders

5	The value of a long-term
perspective

12	Summary investment
portfolio

17	Financial statements

32	Board of directors and
other officers
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2008

Developed-country equities	30.4%

Asia
Hong Kong	2.8
Japan	1.5
South Korea	1.0
Australia	.5
Taiwan	.5
Singapore	.3

The Americas
United States	4.6
Canada	.6

Europe
United Kingdom	4.5
Switzerland	3.3
Germany	1.8
France	1.5
Spain	1.4
Italy	1.4
Finland	1.1
Denmark	1.0
Austria	.7
Belgium	.6
Netherlands	.6
Sweden	.3
Greece	.2
Norway	.1

Africa/Middle East
Qatar	.1

Developing-country equities	47.2%

Asia
China	4.2
India	3.3
Philippines	3.1
Indonesia	2.5
Malaysia	1.4
Thailand	1.0
Pakistan	.3

The Americas
Brazil	6.2
Mexico	3.7
Colombia	.5
Argentina	.2
Peru	.1

Europe
Russia	8.1
Turkey	1.6
Poland	1.3
Slovenia	.8
Hungary	.4
Czech Republic	.2

Africa/Middle East
Israel	4.0
South Africa	3.7
Oman	.4
Egypt	.2

Developing-country bonds	11.0%

Asia
Philippines	.5
Malaysia	.4
Kazakhstan	.1

The Americas
Brazil	2.3
Mexico	2.0
Colombia	1.3
Panama	.5
Peru	.5
Argentina	.3
Dominican Republic	.1

Europe
Turkey	1.3
Russia	1.1
Poland	.3

Africa/Middle East
Egypt	.3

Short-term securities & other assets less liabilities	11.4

Total	100.0%
[End Sidebar]

The investment environment

Global equity and bond markets declined during the period, particularly in September and October, when market dislocations and extreme volatility dominated. What began with problems among subprime borrowers in the U.S. turned into a contagion that spread globally. Several prominent banks and brokerage firms collapsed, and governments around the world intervened in a coordinated effort to shore up financial institutions and restart stalled credit markets. As investors struggled with liquidity, shares of strong companies tumbled along with weak ones.

In the developed world, the U.S. market declined 36.2%.* It was even worse for many markets abroad. In Europe, the United Kingdom declined 47.6%, Germany dropped 46.7%, France slipped 45.8% and Switzerland fell 31.7%. In Asia, South Korea (–59.8%), Hong Kong (–54.4%) and Japan (–37.4%) all lost ground.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends, unless otherwise noted.

By far, the greatest damage occurred in the developing world. Substantial losses were the norm across Asia, with China (–64.8%), India (–62.0%), the Philippines (–51.3%) and Indonesia (–59.5%) all tumbling. Latin America also declined, with Brazil and Mexico down 53.5% and 47.2%, respectively. Russia fell 63.0%, while South Africa lost 51.3%.

Many currencies outside the U.S. declined, which worked against the fund, as investments in euros, British pounds, Korean won and other currencies lost value when converted into U.S. dollars.

In past stock market declines, bonds tended to post gains. One of the characteristics of the current decline is that bonds in general fell along with equities, leaving investors no place to hide (for more information, see the chart on page 7). While developing-country bonds did not fall as far as their equity counterparts, they were still punished. As shown on page 1, the fund’s relevant bond index was down 18.2%. (The fund invests in bonds for their potential total return — that is, income plus price appreciation.)

Impact of the global financial crisis

What seemed a localized phenomenon — a U.S. mortgage problem — became a worldwide credit crisis. The extensive declines put an end to the notion that a slowdown in developed countries would not affect the pace of growth in developing countries.

Unfortunately, there were few safe havens, especially in September and October, when losses intensified. In markets where there were few buyers, it didn’t take very many sellers to drive down stock and bond prices. While investors found themselves caught up in a dysfunctional credit environment, fundamental analysis and stock selection didn’t seem to matter. Not surprisingly, investors in developing countries were hit hardest.

The fund’s portfolio

No equity sector was spared during the period. In the MSCI ACWI Index, financials fell 54.2%, materials slumped 53.9% and industrials declined 48.7%. The sectors that lost the least were health care (–22.3%), consumer staples (–22.7%) and utilities (–32.0%).

As of October 31, 2008, shareholders were part equity owners, through the fund, of 254 companies in 46 countries. Developed-country equities accounted for 30.4% of the net assets of the fund, down from 33.9% a year ago. Developing-country equities accounted for 47.2% of net assets, trimmed from 51.6% last year.

Like almost all other parts of the fixed-income market, bonds in developing countries were hurt by illiquidity and the unwinding of leverage throughout the world, along with an overall weakness in financial systems. These same components created fiscal problems for many countries. Despite losses, bonds did hold up better than equities, and we increased our exposure to developing-country debt, which accounted for 11.0% of the fund’s net assets, up from 5.6% a year ago.

Looking forward

Because developing-country markets can be volatile in the short term, New World Fund is best suited for investors with a long-term perspective. Past experience has taught us that when global markets wane, developing countries have often faltered the most. However, when the turnaround does come, companies in these countries have often responded accordingly.

We understand that our shareholders are disappointed by the fund’s absolute short-term returns. We would, however, like to reiterate that we are as committed today to the basic thesis of the fund as we ever have been: to provide shareholders access to the long-term opportunities of the developing world through a diversified portfolio of carefully selected developed- and developing-country stocks as well as developing-country bonds. Though the fund had an extremely difficult year, its diversified portfolio did help temper the volatility that plagued developing-country stocks in general.

We believe that the companies we invest in are strong, well-managed businesses that under normal circumstances would have produced positive returns. These, however, are not normal circumstances. The swiftness and pervasiveness of the decline was unprecedented in postwar history.

Our approach is to invest for the long term on the basis of solid, fundamental research. That is what we will continue to do, and it’s a strategy that in the past has tended to work well in weak markets. Our investment analysts and portfolio counselors are finding substantial values that have the potential to position the fund to rebound when the market once again responds to fundamentals. Ultimately, we believe that developing countries, and the companies that do business in them, continue to present significant opportunities.

Over the next few pages, we share with you some of our strategies for difficult market periods. These strategies help us to maintain our consistent approach as we tackle whatever challenges lie ahead.

We appreciate your continued support.

Cordially,

/s/ Robert W. Lovelace
Robert W. Lovelace
President

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

December 8, 2008

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2008, with dividends reinvested)

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	New World Fund[1]	MSCI ACWI (All Country World Index)[2]	MSCI Emerging Markets Index[2]

6/17/1999	$9,425	$10,000	$10,000
7/31/1999	9,484	9,959	9,728
10/31/1999	9,468	10,338	9,687
1/31/2000	11,235	10,925	11,968
4/30/2000	10,820	11,158	11,031
7/31/2000	10,389	10,907	10,384
10/31/2000	9,192	10,421	8,833
1/31/2001	9,694	10,190	9,393
4/30/2001	9,026	9,338	8,193
7/31/2001	8,682	8,810	7,607
10/31/2001	7,801	7,800	6,761
1/31/2002	8,888	8,128	8,333
4/30/2002	9,590	8,165	9,038
7/31/2002	8,269	7,034	7,601
10/31/2002	7,953	6,741	7,332
1/31/2003	8,132	6,573	7,543
4/30/2003	8,576	7,008	7,767
7/31/2003	9,552	7,726	9,350
10/31/2003	10,912	8,443	10,906
1/31/2004	12,077	9,272	12,261
4/30/2004	12,099	9,177	11,929
7/31/2004	11,912	9,142	11,540
10/31/2004	12,931	9,627	13,022
1/31/2005	14,314	10,330	14,960
4/30/2005	14,265	10,238	14,796
7/31/2005	15,701	10,940	16,967
10/31/2005	16,100	11,059	17,493
1/31/2006	18,979	12,333	22,317
4/30/2006	20,510	13,010	24,101
7/31/2006	19,440	12,596	21,858
10/31/2006	21,472	13,577	23,689
1/31/2007	23,558	14,427	26,326
4/30/2007	25,311	15,308	28,491
7/31/2007	27,251	15,502	32,993
10/31/2007	31,733	16,940	39,876
1/31/2008	28,705	14,714	32,554
4/30/2008	29,956	15,375	35,815
7/31/2008	27,840	13,986	31,643
10/31/2008	16,935	9,613	17,458
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions or expenses.
[3]For the period June 17, 1999 (when the fund began operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2008)*

			Lifetime
	1 year	5 years	(since 6/17/99)

Class A shares	–49.70%	7.90%	5.78%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 26 and 27 for details.

[Begin Photo Caption]
[photo of a building in the distance in St. Petersburg, Russia]
St. Petersburg, Russia
[End Photo Caption]

Weathering tough markets:
How we operate during difficult periods

Markets around the world declined precipitously during the last few months of New World Fund’s fiscal year. With nearly every sector posting negative returns, investors had practically nowhere to hide. Ominous financial news dominated headlines, and many commentators described this period as the worst financial crisis since the Great Depression.

In such a climate, it can be easy for investors to become discouraged and lose sight of long-term goals. However, during difficult market periods, the investment professionals at Capital Research and Management Company, the investment adviser to New World Fund, take important steps to stay on top of changing market conditions and look for opportunities among undervalued companies. Above all, we continue to invest for the long term, as we always have, regardless of short-term fluctuations.

Maintaining a consistent approach

When markets are turbulent, our investment professionals continue to operate with an emphasis on fundamental principles, maintaining a consistent approach and keeping shareholders’ best interests at the forefront of every decision.

“As an investor, it’s not a nice feeling to lose money, particularly when you believe passionately that the companies you’re investing in for the long term are undervalued,” says Mark Denning, a portfolio counselor. “Volatility has been quite extraordinary, and the good has been thrown out with the bad. But we continue to focus on what we do best, which is analyzing companies and identifying opportunities.”

The consistent approach in part derives from the long history of Capital, which was founded in 1931 by Jonathan Bell Lovelace in the midst of the Great Depression. “He had staying power and a long-term perspective,” says Carl Kawaja, a portfolio counselor. “The fundamental precepts he established, such as working collaboratively and focusing on the long term, have been organizationally embedded north of 75 years.”

[Begin Pull Quote]
“Volatility has been quite extraordinary, and the good has been thrown out with the bad. But we continue to focus on what we do best, which is analyzing companies and identifying opportunities.”
— Mark Denning, portfolio counselor
[End Pull Quote]

Preparing for difficult markets

One of the cornerstones of our investment approach is the multiple portfolio counselor system, in which different portfolio counselors each control a portion of the total portfolio and buy and sell securities based on their best ideas. “We all have different strengths and biases — and the system allows us each to act on our high-conviction ideas, which is good for the fund and good for the shareholders,” says Rob Lovelace, a portfolio counselor and the president of New World Fund.

The investors take a conservative approach, looking for companies or issuers that have strong prospects over longer time horizons. “Typically, we try to invest in securities that we believe can make it through weak economic times,” says David Barclay, a portfolio counselor.

“It may be difficult to anticipate major market changes, so we think about investing through the cycle. In weak markets your thesis gets tested, but you also have a chance to add to your holdings at lower prices.”

New World Fund is structured to spread risk by investing in three pillars: developing-country equities, developed-country equities and developing-country bonds. “One of the key elements we thought about when creating the fund was the concept of liquidity,” Rob says.

[Begin Sidebar]
Nowhere to hide

After seven months of relatively flat returns, developed- and developing-country stocks began a severe decline in June that intensified in September and October. While bonds held up for most of the equity slide, they eventually fell as well, leaving few safe harbors.

Hypothetical $10,000 investment (11/1/07–10/31/08)

[begin line chart]
	MSCI Emerging Markets Index: Equities in developing countries	MSCI World ex USA Index: Equities in developed countries outside the U.S.	J.P. Morgan Emerging Markets Bond Index Plus: Bonds in developing countries	MSCI USA Index: Equities in the U.S.

10/31/2007	10,000	10,000	10,000	10,000
11/30/2007	9,292	9,612	9,952	9,578
12/31/2007	9,325	9,432	10,012	9,523
1/31/2008	8,164	8,583	10,080	8,945
2/29/2008	8,770	8,741	10,053	8,667
3/31/2008	8,306	8,620	10,058	8,635
4/30/2008	8,982	9,110	10,182	9,063
5/31/2008	9,151	9,265	10,194	9,207
6/30/2008	8,240	8,546	9,948	8,457
7/31/2008	7,935	8,243	10,104	8,360
8/31/2008	7,304	7,927	10,177	8,475
9/30/2008	6,027	6,785	9,494	7,697
10/31/2008	4,378	5,374	8,185	6,381
[end line chart]

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 25 emerging-market country indexes. MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that measures 22 major stock markets throughout the world, excluding the United States. MSCI USA Index is a free float-adjusted market capitalization weighted index that measures the U.S. portion of the world market. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. These indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
[End Sidebar]

[Begin Sidebar]
Portfolio counselors’ years of investment experience (as of October 31, 2008)

[begin bar chart]
2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986	1985	1984	1983	1982	1981	1980

Global credit crisis				Oil prices climb				Tech bubble bursts			Asian financial crisis			Mexican peso crisis			Soviet Union dissolves	Japan property, market crash			"Black Monday" crash					Latin American debt crisis

Carl Kawaja	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	--------->	---------->	---------->	---------->	---------->	------------->	---------->	---------->	---------->
Alwyn Heong	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	--------->	---------->	---------->	---------->	---------->	------------->	---------->	---------->	---------->
Rob Lovelace	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	--------->	---------->	---------->	---------->	---------->	------------->	---------->	---------->	---------->	----------->	--------->	---------->
Mark Denning	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	--------->	---------->	---------->	---------->	---------->	------------->	---------->	---------->	---------->	----------->	--------->	---------->	---------->	----->	----------->
David Barclay	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	---------->	--------->	---------->	---------->	---------->	---------->	------------->	---------->	---------->	---------->	----------->	--------->	---------->	---------->	----->	----------->	----->
[end bar chart]
[End Sidebar]

[Begin Photo Caption]
[photo of Rio de Janeiro, Brazil]
Rio de Janeiro, Brazil
[End Photo Caption]

Liquidity is tremendously important, especially in a market downturn. In selecting securities for New World Fund’s portfolio, the investment professionals aim to “focus on blue chips and avoid illiquid companies,” Rob says.

A comprehensive, global research effort

The investment professionals at New World Fund have always focused on comprehensive research to identify investment opportunities around the world. But at a time when many global markets are down more than 50%, does fundamental research still matter?

“Our view is that once the various shocks have been absorbed and managed, not only will markets and investors return to fundamentals, but fundamentals will become more important than ever,” says Gina Despres, vice chairman of New World Fund. “In the midst of all this turmoil, we continue to meet with company managements and to analyze the various factors that may impinge on fundamentals, such as government policies toward trade. These efforts should position us to take advantage of the time when rationality is restored and valuations begin to recover.”

On the fixed-income side, dislocations in the credit markets have had a severe effect on the ability of issuers to raise capital, which makes research scrutiny even more important. “The stress on issuers is more pronounced than we had anticipated,” says David. “That means you have to retest your underlying thesis and make sure each issuer has the resilience to survive this kind of period. For those who do make it through, the long-term returns going forward could be attractive.”

[Begin Pull Quote]
“Our view is that once the various shocks have been absorbed and managed, not only will markets and investors return to fundamentals, but fundamentals will become more important than ever.”
 — Gina Despres, vice chairman
[End Pull Quote]

Global research in action

During difficult market periods, open and frequent communication among the investment professionals is paramount. “We’re constantly sharing new data and observations with the larger group,” says Leo Hee, an investment analyst based in Hong Kong.

While researching companies that do business in China, for example, Leo began to notice signs of distress in the Chinese economy. On visits to several Chinese cities, he saw that property sales had slowed, and that some factories were beginning to shut down. His team analyzed power consumption in China and found that it, too, was in decline. Part of the decline was attributable to factory shutdowns prior to the Olympics, but consumption did not pick up accordingly after the Games were over.

“In China, economic data can be unreliable, and it’s almost impossible to rely on reported figures for economic growth,” Leo says. “However, power consumption is more easily measured, and when we started observing month-by-month declines of electricity generation, that raised alarm bells in terms of economic growth in China.”

He presented his findings to other investment analysts and portfolio counselors in his investment group, who in turn shared their own thoughts and observations on local conditions. “Because of the research findings and communication, we reexamined our growth assumptions and sold several companies whose fundamentals relied heavily on China’s economy remaining resilient,” Leo says.

Experience counts

When market conditions are rocky, it’s important to have people with substantial experience through various market cycles making key decisions. The portfolio counselors in New World Fund have an average of 24 years of investment experience, while the investment analysts have an average of 12.

Experience helps the investors maintain a steady eye on opportunities, even as security prices fall. “The people doing the research and making the investments have substantial experience in volatile markets,” Gina says. “That provides perspective, judgment and the ability to avoid panicking.”

“We often have more than one generation of portfolio counselors and analysts who have covered a particular company,” Leo says. “They will know when one of its plants was built, how much it cost to build it, and what the real underlying value is. Share prices may undershoot value, but someone with decades of experience will appreciate the true value of a business.”

Lessons from previous declines

By sharing experiences gained from different market declines, the investment professionals are able to make decisions with a perspective rooted in history. Unfortunately, the most recent market decline has been one in which almost no sector has been left unharmed. The damage is widespread. But experience in previous declines can help investors to maintain focus and look for opportunities. “As scary and disorienting as this decline is, I feel in some ways that I have already been down this road as an investor in developing countries,” Carl says.

“One lesson is to not look for a bottom because it’s nearly impossible to time the market,” Mark says. “Instead, we focus on companies and their valuations, and if they meet one’s investment criteria, we make a long-term investment decision. The companies I’m interested in may still get cheaper, but in five years their valuations could be substantially higher.”

[Begin Pull Quote]
“You have to retest your underlying thesis and make sure each issuer has the resilience to survive this kind of period. For those who do make it through, the long-term returns going forward could be attractive.”
 — David Barclay, portfolio counselor
[End Pull Quote]

[Begin Photo Caption]
[photo of the Bell Tower in Xi'an, China]
Xi’an, China
[End Photo Caption]

What may be more important than the immediate losses is how companies and countries will recover once markets rebound. During the Asian financial crisis in the late 1990s, many Asian markets declined. But not all markets or companies rebounded in unison. “Some governments made better policy decisions than others, and some companies had better underlying strengths,” David says. “The outcomes were different, so you had to be selective.”

Another lesson is to be willing to re-evaluate ideas as conditions change. “The main thing is to just keep doing the research and incorporating new information,” David says. “You need to be willing to sell some things at losses to take advantage of other opportunities. Don’t stick to your old views. Be prepared to update them.”

A strong, centralized trading operation

One often-overlooked aspect of investing is trading — the actual buying and selling of securities. At Capital, experienced traders play a primary role in the investment process. During periods of market decline and high volatility, their contributions are even more important because they allow the investors to continue to focus on long-term decisions.

The traders work at centralized trading desks in different markets around the world. They know the securities and their trading counterparts extremely well and have a keen sense of opportunities to buy and sell in the market.

Since a large asset manager like Capital often takes significant positions in individual securities, traders also look to execute their trades with as little disruption to the stock price as possible. According to Matt Lyons, a global trading manager at Capital, “Our traders scrutinize movements in price and volume in the short term to develop a trading strategy that will maximize the potential return of the investment professionals’ decisions while minimizing the impact on the stock.”

Though volatility has been very high for stock prices, “we’ve still been able to transact,” Matt says. “We’re able to complete orders and settle trades. It’s been a trying time for all, but the equity markets are functioning.”

On the fixed-income side, traders also play an active role in choosing which individual securities to buy or sell. After the investment professionals determine a strategy, “the fixed-income traders are instrumental in helping us find the most attractive relative value within the wide range of investment options we have and implementing the investment idea,” David says. “They have significant input on which individual security we end up buying or selling.”

Flexibility of a private company

Because Capital is a private company, we are somewhat less bound to market forces in terms of our approach. “We don’t fixate on short-term numbers at the expense of long-term returns,” Rob says.

“The organization is set up so that everyone is able to concentrate fully on their job, which is to achieve long-term investment results,” Leo says. “In times like this, that is one of the most important secrets of success.”

As a private company, we don’t need to cut back crucial elements like investment analyst travel when times get tough. “We have the resources to carry on with our research, which will help us understand changing market conditions more quickly,” Leo says.

An eye to the future

Despite all of the steps we take to decrease losses during market downturns, this has still been a considerably bad year for New World Fund’s results. However, we continue to believe that developing countries — and companies that do business in them — have attractive prospects over the long term. As Carl says, “Will China, Brazil and India still matter in 25 years? I believe they will.”

Market declines create opportunities. When prices fall, valuations of companies also decline, allowing investors to buy quality companies at a cheaper cost. These securities have the potential to increase in value when the economic outlook improves. “With experience and deep knowledge of the companies in which we invest, we are finding some interesting opportunities,” Leo says. “Over time, the value of good companies tends to get recognized.” ■

[Begin Photo Caption]
[photo of 3 people in a small boat on the River Jumna in Uttar Pradesh, India - the Taj Mahal in the background]
Uttar Pradesh, India
[End Photo Caption]

[Begin Sidebar]
By the numbers: Capital’s global research effort

Capital Research and Management Company, the investment adviser to New World Fund, employs a comprehensive global research effort to identify long-term opportunities around the world.*

173
Number of investment professionals

70 +
Number of countries visited by investment professionals in the past year

67
Number of investment professionals based outside of the United States

38
Number of countries of origin of investment professionals

2 dozen +
Number of languages spoken by investment professionals

*Our organization manages equity assets through separate groups that make independent investment decisions.
[End Sidebar]

Summary investment portfolio, October 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)
Financials	13.79%
Telecommunication services	9.85
Consumer staples	9.58
Energy	8.05
Industrials	6.45
Other industries	29.81
Bonds & notes	11.04
Convertible securities	0.02
Short-term securities & other assets less liabilities	11.41
[end pie chart]

Country diversification (percent of net assets)

Euro zone*	10.1%
Russia	9.2
Brazil	8.5
Mexico	5.7
United States	4.6
United Kingdom	4.5
China	4.2
Israel	4.0
South Africa	3.7
Philippines	3.6
Switzerland	3.3
Other countries	27.2
Short-term securities & other assets less liabilities	11.4

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Slovenia and Spain.

Common stocks - 77.53%	Shares	Value (000)	Percent of net assets

Financials - 13.79%
Amil Participações SA, ordinary nominative	18,015,790	$ 84,303.83%
Brazil-based provider of managed health care services.
Sberbank (Savings Bank of the Russian Federation) (GDR) (1)	452,438	82,959.81
Russia's largest bank.
Itaúsa - Investimentos Itaú SA, preferred nominative	23,658,419	78,920.77
The holding company for Itaubanco, Brazil's leading private sector bank.
PT Bank Rakyat Indonesia (Persero) Tbk (1)	239,740,300	78,210.77
One of Indonesia's oldest and largest banks.
Banco Santander, SA (1)	7,137,414	77,072.76
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
HSBC Holdings PLC (Hong Kong) (1)	5,438,000	65,935.65
One of the world's largest international banking and financial services organizations.
Grupo Financiero Banorte, SAB de CV, Series O	33,006,639	64,052.63
A leading independent bank based in Mexico.
Banco Itaú Holding Financeira SA, preferred nominative	5,295,625	57,166.56
One of Brazil's leading private commercial banks.
Unibanco-União de Bancos Brasileiros SA, units (GDR)	690,000	43,525
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	12,732.55
One of Brazil's largest privately owned banks.
Bank of the Philippine Islands (1)	66,844,358	55,272.54
One of the oldest and largest financial institutions in the Philippines.
Ayala Land, Inc. (1)	437,249,200	53,308.52
Major real estate development company based in the Philippines.
Other securities		651,812	6.40
		1,405,266	13.79

Telecommunication services - 9.85%
América Móvil, SAB de CV, Series L (ADR)	6,519,600	201,717	1.98
Latin America's largest cellular communications provider.
MTN Group Ltd. (1)	16,209,649	184,152	1.81
Major South African-based telecommunications provider serving Africa and the Middle East.
Philippine Long Distance Telephone Co. (1)	2,321,160	95,210
Philippine Long Distance Telephone Co. (ADR)	338,340	13,838	1.07
The leading international and domestic telephone company in the Philippines.
Telekomunikacja Polska SA (1)	13,946,000	105,525	1.03
National telecommunications provider in Poland.
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	133,965,500	68,049.67
The dominant telecommunications services provider in Indonesia.
Partner Communications Co. Ltd. (1)	2,954,500	55,391
Partner Communications Co. Ltd. (ADR)	151,500	2,830.57
Provides wireless phone services in Israel.
Other securities		277,452	2.72
		1,004,164	9.85

Consumer staples - 9.58%
Nestlé SA (1)	4,112,450	160,177	1.57
Global packaged food and beverage company based in Switzerland.
Tesco PLC (1)	15,527,301	85,194.84
Major international retailer based in the United Kingdom.
InBev (1)	1,573,392	63,329.62
One of the world's largest brewers.
IOI Corp. Bhd. (1)	60,364,500	47,664.47
Involved in palm oil and rubber cultivation and processing.
Wimm-Bill-Dann Foods OJSC (ADR) (2)	1,083,700	47,618.47
Russia-based producer of dairy products, baby food and assorted beverages.
Other securities		572,195	5.61
		976,177	9.58

Energy - 8.05%
OAO Gazprom (ADR) (1)	9,294,000	187,553	1.84
The largest gas producer and transporter in Russia.
OAO LUKOIL (ADR) (1)	3,009,300	116,647	1.14
One of the world's largest oil companies, with operations around the globe.
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	2,721,200	73,173.72
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
China National Offshore Oil Corp. (1)	76,554,000	62,699.62
Explores for and produces offshore oil and gas. Among China's largest oil producers.
Other securities		380,709	3.73
		820,781	8.05

Industrials - 6.45%
Murray & Roberts Holdings Ltd. (1)	15,205,000	104,472	1.03
South Africa-based construction, contracting and engineering company.
Other securities		552,526	5.42
		656,998	6.45

Health care - 6.20%
Teva Pharmaceutical Industries Ltd. (ADR)	4,066,779	174,383	1.71
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
OJSC Pharmstandard (GDR) (1) (2) (3)	7,452,949	120,651
OJSC Pharmstandard (GDR) (1) (2) (3) (4)	392,700	6,357	1.25
Leading pharmaceutical company in Russia specializing in generics.
Novo Nordisk A/S, Class B (1)	1,855,800	99,192.97
A global leader in drugs to treat diabetes.
Krka, dd, Novo mesto (1)	910,700	74,618.73
Generic pharmaceutical company that also develops cosmetics and animal health products.
Hikma Pharmaceuticals PLC (1)	8,953,850	46,869.46
Multinational pharmaceutical company based in the United Kingdom.
Other securities		110,201	1.08
		632,271	6.20

Materials - 6.12%
JSC Uralkali (GDR) (1)	7,214,297	152,752
JSC Uralkali (GDR) (1) (4)	876,037	18,549	1.68
Russia-based producer of potash.
Israel Chemicals Ltd. (1)	13,241,927	132,019	1.30
Leading producer of fertilizers, bromine and other chemicals and compounds.
Linde AG (1)	892,146	73,743.72
Major industrial gas company headquartered in Germany.
Other securities		246,758	2.42
		623,821	6.12

Consumer discretionary - 5.36%
Honda Motor Co., Ltd. (1)	2,310,000	57,517.56
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Fiat SpA (1)	6,800,000	54,078.53
Manufactures automobiles, commercial vehicles and agricultural and construction equipment. Also active in financial services.
Other securities		434,939	4.27
		546,534	5.36

Information technology - 4.42%
Samsung Electronics Co., Ltd. (1)	173,924	73,445.72
Korea's top electronics manufacturer and a global leader in semiconductor production.
Nokia Corp. (1)	3,043,200	46,340
Nokia Corp. (ADR)	1,186,000	18,003.63
One of the world's leading cell phone and network infrastructure providers.
Kingboard Chemical Holdings Ltd. (1)	32,633,340	63,935.63
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
Other securities		248,912	2.44
		450,635	4.42

Utilities - 2.93%
NTPC Ltd. (1)	19,158,932	55,341.54
A leading thermal power generating company in India.
China Resources Power Holdings Co. Ltd. (1)	23,630,000	46,244.46
Electric power company that operates coal-fired power plants in China.
Other securities		196,418	1.93
		298,003	2.93

Miscellaneous - 4.78%
Other common stocks in initial period of acquisition		487,053	4.78

Total common stocks (cost: $10,673,049,000)		7,901,703	77.53

Warrants - 0.00%		Value (000)	Percent of net assets

Materials - 0.00%
Other securities		162.00

Miscellaneous - 0.00%
Other warrants in initial period of acquisition		19.00

Total warrants (cost: $3,184,000)		181.00

Convertible securities - 0.02%		Value (000)	Percent of net assets

Miscellaneous - 0.02%
Other convertible securities in initial period of acquisition		2,185.02

Total convertible securities (cost: $15,470,000)		2,185.02

Bonds & notes - 11.04%	Principal amount (000)	Value (000)	Percent of net assets

Bonds & notes of governments outside the U.S. - 10.19%
Brazil (Federal Republic of) Global:
6.00%-11.00% 2010-2040 (5)	$ 126,983	129,738
12.50% 2016-2022	BRL 49,400	19,564
Brazilian Treasury Bill 0%-6.00% 2009-2045 (1) (6)	165,044	64,731
Brazil (Federal Republic of) 10.00% 2014-2017 (1)	22,500	7,324	2.17
United Mexican States Government Global 5.519%-10.375% 2009-2040 (7)	$ 117,650	113,838
United Mexican States Government 8.00%-10.00% 2012-2024	MXN 866,068	69,186	1.80
Turkey (Republic of):
10.00%-16.00% 2011-2013 (1) (6)	TRY 133,480	70,973
6.75%-11.50% 2012-2019	$ 81,410	64,863	1.33
Colombia (Republic of) Global:
7.375%-11.75% 2012-2037	96,965	92,859
9.85%-12.00% 2010-2027	COP 108,175,000	42,306	1.33
Other securities		363,204	3.56
		1,038,586	10.19

Other - 0.85%
Gaz Capital SA 6.51%-8.146% 2018-2037 (4)	$ 55,465	33,188
Gazprom International SA 7.201% 2020 (5)	950	616.33
Other securities		52,836.52
		86,640.85

Total bonds & notes (cost: $1,373,254,000)		1,125,226	11.04

Short-term securities - 10.81%	Principal amount (000)	Value (000)	Percent of net assets

Federal Home Loan Bank 1.25%-2.80% due 11/5/2008-3/19/2009	201,750	200,877	1.97
Fannie Mae 1.50%-2.40% due 11/13-12/16/2008	177,500	177,171	1.74
Ciesco LLC 3.00%-3.75% due 11/3-11/25/2008 (4)	85,000	84,911.83
U.S. Treasury Bills 0.45%-1.25% due 11/28/2008-2/12/2009	60,400	60,327.59
American Honda Finance Corp. 2.24%-2.25% due 11/24-12/4/2008	60,000	59,869.59
International Bank for Reconstruction and Development 1.35%-2.15% due 12/5/2008-1/21/2009	49,700	49,554.49
Freddie Mac 2.09%-2.75% due 11/3-12/3/2008	49,200	49,149.48
Nokia Corp. 2.50%-2.75% due 12/5-12/10/2008 (4)	38,300	38,198.37
Other securities		381,425	3.75

Total short-term securities (cost: $1,101,316,000)		1,101,481	10.81

Total investment securities (cost: $13,166,273,000)		10,130,776	99.40
Other assets less liabilities		61,550.60

Net assets		$10,192,326	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $26,897,000, which represented .26% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended October 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/08 (000)
OJSC Pharmstandard (GDR) (1) (2) (3)	6,582,550	870,399	-	7,452,949	$-	$120,651
OJSC Pharmstandard (GDR) (1) (2) (3) (4)	392,700	-	-	392,700	-	6,357
Kuoni Reisen Holding AG, Class B (1) (8)	147,683	6,150	27,545	126,288	2,217	-
Sterling Energy PLC (1) (2) (8)	91,242,000	24,907,500	-	116,149,500	-	-
					$2,217	$127,008

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $6,064,759,000, which represented 59.50% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $518,630,000, which represented 5.09% of the net assets of the fund.

(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) Coupon rate may change periodically.
(8) Unaffiliated issuer at 10/31/2008.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
MXN = Mexican pesos
TRY = New Turkish liras

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2008	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $13,044,777)	$10,003,768
Affiliated issuers (cost: $121,496)	127,008	$10,130,776
Cash denominated in currencies other than U.S. dollars
(cost: $1,753)		1,757
Cash		6,333
Unrealized gain on forward currency contracts		2,067
Receivables for:
Sales of investments	43,963
Sales of fund's shares	19,750
Dividends and interest	50,704
Other	900	115,317
		10,256,250
Liabilities:
Unrealized loss on forward currency contracts		1,339
Payables for:
Purchases of investments	31,124
Repurchases of fund's shares	17,608
Investment advisory services	5,007
Services provided by affiliates	6,951
Directors' deferred compensation	1,483
Other	412	62,585
Net assets at October 31, 2008		$10,192,326

Net assets consist of:
Capital paid in on shares of capital stock		$13,297,005
Undistributed net investment income		52,579
Accumulated net realized loss		(119,249)
Net unrealized depreciation		(3,038,009)
Net assets at October 31, 2008		$10,192,326

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 500,000 shares, $.01 par value (315,066 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$7,371,183	226,942	$32.48
Class B	308,067	9,725	31.68
Class C	550,908	17,587	31.32
Class F-1	685,711	21,245	32.28
Class F-2	46,796	1,440	32.50
Class 529-A	233,696	7,232	32.31
Class 529-B	26,096	828	31.51
Class 529-C	54,795	1,740	31.50
Class 529-E	12,110	378	32.03
Class 529-F-1	8,797	272	32.36
Class R-1	14,007	445	31.45
Class R-2	157,437	5,001	31.48
Class R-3	149,013	4,643	32.09
Class R-4	78,653	2,425	32.43
Class R-5	495,057	15,163	32.65

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $34.47 and $34.29, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $39,452; also includes $2,217 from affiliates)	$376,580
Interest	150,650	$527,230

Fees and expenses*:
Investment advisory services	98,259
Distribution services	52,388
Transfer agent services	18,655
Administrative services	7,187
Reports to shareholders	826
Registration statement and prospectus	954
Postage, stationery and supplies	1,760
Directors' compensation	(45)
Auditing and legal	137
Custodian	8,430
State and local taxes	263
Other	140
Total fees and expenses before reimbursements/waivers	188,954
Less reimbursements/waivers of fees and expenses:
Investment advisory services	9,842
Administrative services	3
Total fees and expenses after reimbursements/waivers		179,109
Net investment income		348,121

Net realized loss and unrealized depreciation on investments and currency:
Net realized loss on:
Investments (including $4,610 net loss from affiliates)	(92,565)
Currency transactions	(31,680)	(124,245)
Net unrealized (depreciation) appreciation on:
Investments	(9,579,320)
Currency translations	3,388	(9,575,932)
Net realized loss and unrealized depreciation on investments and currency		(9,700,177)
Net decrease in net assets resulting from operations		$(9,352,056)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended
	October 31
	2008	2007
Operations:
Net investment income	$348,121	$247,444
Net realized (loss) gain on investments and currency transactions	(124,245)	1,181,462
Net unrealized (depreciation) appreciation on investments and currency translations	(9,575,932)	4,082,132
Net (decrease) increase in net assets resulting from operations	(9,352,056)	5,511,038

Dividends and distributions paid to shareholders:
Dividends from net investment income	(328,516)	(196,066)
Distributions from net realized gain on investments	(1,087,406)	(495,754)
Total dividends and distributions paid to shareholders	(1,415,922)	(691,820)

Net capital share transactions	2,438,635	3,508,625

Total (decrease) increase in net assets	(8,329,343)	8,327,843

Net assets:
Beginning of year	18,521,669	10,193,826
End of year (including undistributed
net investment income: $52,579 and $192,630, respectively)	$10,192,326	$18,521,669

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – New World Fund, Inc. (“the fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statement of assets and liabilities.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks. Smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about and more volatile than stocks of larger, more established companies.

The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. The fund’s investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer, as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2001.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2008, non-U.S. taxes paid on realized gains were $2,310,000. As of October 31, 2008, there were no non-U.S. taxes provided on unrealized gains.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2008, the fund reclassified $5,165,000 from undistributed net investment income to accumulated net realized loss; and reclassified $154,491,000 from undistributed net investment income and $165,000 from accumulated net realized loss to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$85,095
Capital loss carryforward expiring in 2016*	(118,728)
Gross unrealized appreciation on investment securities	812,574
Gross unrealized depreciation on investment securities	(3,878,789)
Net unrealized depreciation on investment securities	(3,066,215)
Cost of investment securities	13,196,991
*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2008			Year ended October 31, 2007
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$312,716	$741,270	$1,053,986	$194,313	$336,044	$530,357
Class B	10,058	32,370	42,428	6,145	14,597	20,742
Class C	18,033	57,844	75,877	10,086	23,985	34,071
Class F-1	29,971	70,628	100,599	17,063	29,494	46,557
Class F-2*	-	-	-	-	-	-
Class 529-A	8,118	19,475	27,593	4,413	7,645	12,058
Class 529-B	702	2,334	3,036	399	981	1,380
Class 529-C	1,477	4,860	6,337	809	1,934	2,743
Class 529-E	394	1,061	1,455	224	436	660
Class 529-F-1	358	809	1,167	196	326	522
Class R-1	485	1,464	1,949	215	481	696
Class R-2	4,350	13,676	18,026	2,214	5,035	7,249
Class R-3	4,836	12,797	17,633	2,341	4,565	6,906
Class R-4	2,444	5,789	8,233	1,123	1,928	3,051
Class R-5	18,177	39,426	57,603	9,587	15,241	24,828
Total	$412,119	$1,003,803	$1,415,922	$249,128	$442,692	$691,820

*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.510% on such assets in excess of $10.5 billion. The board of directors approved an amended agreement effective January 1, 2008, decreasing the annual rate on net assets in excess of $17 billion from a rate of 0.510% to a rate of 0.500%. To the extent the fund’s net assets exceeded this level prior to the effective date of the amendment, CRMC reduced its total investment advisory services fees consistent with this amended rate. During the year ended October 31, 2008, total investment advisory services fees waived by CRMC were $9,842,000. As a result, the fee shown on the accompanying financial statements of $98,259,000, which was equivalent to an annualized rate of 0.567%, was reduced to $88,417,000, or 0.510% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2008, the total administrative services fees paid by CRMC were $3,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended October 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$28,832	$17,879	Not applicable	Not applicable	Not applicable
Class B	5,349	776	Not applicable	Not applicable	Not applicable
Class C	9,681	Included in administrative services	$1,444	$225	Not applicable
Class F-1	3,035		1,499	182	Not applicable
Class F-2*	Not applicable		9	2	Not applicable
Class 529-A	650		377	59	$356
Class 529-B	407		43	13	41
Class 529-C	859		91	25	86
Class 529-E	93		20	3	18
Class 529-F-1	-		15	2	14
Class R-1	242		18	20	Not applicable
Class R-2	1,807		348	833	Not applicable
Class R-3	1,150		329	218	Not applicable
Class R-4	283		159	14	Not applicable
Class R-5	Not applicable		710	14	Not applicable
Total	$52,388	$18,655	$5,062	$1,610	$515
*Class F-2 was offered beginning August 1, 2008.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(45,000), shown on the accompanying financial statements, includes $314,000 in current fees (either paid in cash or deferred) and a net decrease of $359,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2008
Class A	$3,370,915	61,184	$1,013,652	16,861	$(2,897,942)	(59,770)	$1,486,625	18,275
Class B	141,467	2,616	41,121	696	(132,662)	(2,702)	49,926	610
Class C	312,532	5,820	73,376	1,256	(266,986)	(5,673)	118,922	1,403
Class F-1	569,403	10,498	89,450	1,497	(502,841)	(10,410)	156,012	1,585
Class F-2†	66,351	1,513	-	-	(2,565)	(73)	63,786	1,440
Class 529-A	114,411	2,112	27,590	461	(35,856)	(746)	106,145	1,827
Class 529-B	10,594	198	3,036	52	(3,528)	(74)	10,102	176
Class 529-C	29,917	559	6,337	108	(13,340)	(274)	22,914	393
Class 529-E	5,390	101	1,454	24	(2,180)	(45)	4,664	80
Class 529-F-1	4,051	74	1,167	20	(2,451)	(47)	2,767	47
Class R-1	22,839	428	1,925	33	(20,280)	(406)	4,484	55
Class R-2	130,386	2,514	17,987	306	(80,575)	(1,630)	67,798	1,190
Class R-3	144,484	2,702	17,602	295	(102,989)	(2,001)	59,097	996
Class R-4	74,722	1,407	8,233	137	(37,616)	(751)	45,339	793
Class R-5	320,930	6,052	56,095	931	(136,971)	(2,821)	240,054	4,162
Total net increase
(decrease)	$5,318,392	97,778	$1,359,025	22,677	$(4,238,782)	(87,423)	$2,438,635	33,032

Year ended October 31, 2007
Class A	$3,284,105	61,504	$511,085	10,712	$(1,450,417)	(27,429)	$2,344,773	44,787
Class B	138,889	2,656	20,095	428	(57,072)	(1,100)	101,912	1,984
Class C	330,463	6,351	32,906	707	(122,951)	(2,391)	240,418	4,667
Class F-1	437,635	8,168	41,730	879	(191,717)	(3,611)	287,648	5,436
Class 529-A	98,356	1,865	12,057	254	(17,594)	(332)	92,819	1,787
Class 529-B	9,074	174	1,380	29	(1,414)	(27)	9,040	176
Class 529-C	24,024	464	2,743	59	(4,774)	(92)	21,993	431
Class 529-E	5,465	104	660	14	(1,405)	(26)	4,720	92
Class 529-F-1	4,086	77	520	11	(1,542)	(30)	3,064	58
Class R-1	18,439	343	686	15	(9,977)	(195)	9,148	163
Class R-2	111,446	2,139	7,235	155	(44,755)	(860)	73,926	1,434
Class R-3	129,599	2,427	6,895	145	(54,743)	(1,040)	81,751	1,532
Class R-4	56,947	1,061	3,051	64	(19,344)	(366)	40,654	759
Class R-5	229,691	4,241	24,330	509	(57,262)	(1,089)	196,759	3,661
Total net increase
(decrease)	$4,878,219	91,574	$665,373	13,981	$(2,034,967)	(38,588)	$3,508,625	66,967

*Includes exchanges between share classes of the fund.
†Class F-2 was offered beginning August 1, 2008.

6. Forward currency contracts

As of October 31, 2008, the fund had open forward currency contracts to sell currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at October 31, 2008

	Receive	Deliver	Amount	Unrealized (depreciation) appreciation

Sales:

Argentine pesos
expiring 11/28/2008	$7,341	ARS 30,100	$7,449	$(108)

Brazilian reais
expiring 11/10 to 11/12/2008	6,158	BRL 14,275	6,578	(420)

Czech korunas
expiring 11/21/2008	1,081	CZK 18,550	983	98

Polish zloty
expiring 11/21/2008	12,486	PLN 29,075	10,517	1,969

South African rand
expiring 11/26/2008	6,000	ZAR 66,963	6,811	(811)

				$728

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,231,852,000 and $5,427,182,000, respectively, during the year ended October 31, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (4)	Ratio of net income to average net assets (4)
Class A:
Year ended 10/31/2008	$65.91	$1.13	$(29.59)	$(28.46)	$(1.18)	$(3.79)	$(4.97)	$32.48	(46.63)%	$7,371	1.01%	.95%	2.10%
Year ended 10/31/2007	47.54	1.02	20.49	21.51	(.91)	(2.23)	(3.14)	65.91	47.79	13,752	1.02	.96	1.92
Year ended 10/31/2006	36.32	.93	11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791	1.06	1.00	2.19
Year ended 10/31/2005	29.68	.68	6.51	7.19	(.55)	-	(.55)	36.32	24.50	4,195	1.18	1.12	2.00
Year ended 10/31/2004	25.60	.47	4.20	4.67	(.59)	-	(.59)	29.68	18.51	2,212	1.23	1.22	1.68
Class B:
Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)	(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79	1.73	1.32
Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588	1.79	1.73	1.14
Year ended 10/31/2006	35.71	.59	10.84	11.43	(.52)	-	(.52)	46.62	32.33	332	1.85	1.79	1.40
Year ended 10/31/2005	29.23	.42	6.42	6.84	(.36)	-	(.36)	35.71	23.57	170	1.94	1.88	1.24
Year ended 10/31/2004	25.29	.25	4.14	4.39	(.45)	-	(.45)	29.23	17.58	89	2.01	2.00	.91
Class C:
Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)	(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81	1.76	1.29
Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033	1.83	1.78	1.10
Year ended 10/31/2006	35.42	.57	10.75	11.32	(.54)	-	(.54)	46.20	32.27	532	1.89	1.83	1.36
Year ended 10/31/2005	29.03	.40	6.37	6.77	(.38)	-	(.38)	35.42	23.52	246	1.98	1.92	1.21
Year ended 10/31/2004	25.18	.24	4.11	4.35	(.50)	-	(.50)	29.03	17.53	96	2.04	2.03	.89
Class F-1:
Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)	(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02	.96	2.08
Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289	1.02	.96	1.91
Year ended 10/31/2006	36.13	.92	10.97	11.89	(.73)	-	(.73)	47.29	33.38	673	1.07	1.01	2.18
Year ended 10/31/2005	29.54	.67	6.47	7.14	(.55)	-	(.55)	36.13	24.46	336	1.19	1.14	1.98
Year ended 10/31/2004	25.52	.46	4.17	4.63	(.61)	-	(.61)	29.54	18.44	162	1.27	1.26	1.65
Class F-2:
Period from 8/1/2008 to 10/31/2008	52.88	.19	(20.57)	(20.38)	-	-	-	32.50	(38.52)	47.20		.19	.49
Class 529-A:
Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)	(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05	.99	2.06
Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355	1.07	1.01	1.87
Year ended 10/31/2006	36.19	.92	10.97	11.89	(.73)	-	(.73)	47.35	33.32	171	1.09	1.03	2.15
Year ended 10/31/2005	29.59	.67	6.48	7.15	(.55)	-	(.55)	36.19	24.45	76	1.21	1.15	1.97
Year ended 10/31/2004	25.56	.46	4.18	4.64	(.61)	-	(.61)	29.59	18.43	31	1.27	1.26	1.65
Class 529-B:
Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)	(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88	1.82	1.23
Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42	1.90	1.84	1.03
Year ended 10/31/2006	35.58	.53	10.81	11.34	(.48)	-	(.48)	46.44	32.14	22	1.97	1.90	1.28
Year ended 10/31/2005	29.15	.36	6.41	6.77	(.34)	-	(.34)	35.58	23.38	11	2.09	2.04	1.09
Year ended 10/31/2004	25.25	.20	4.14	4.34	(.44)	-	(.44)	29.15	17.41	6	2.17	2.17	.74
Class 529-C:
Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87	1.82	1.24
Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86	1.90	1.84	1.04
Year ended 10/31/2006	35.60	.54	10.81	11.35	(.50)	-	(.50)	46.45	32.19	43	1.96	1.89	1.29
Year ended 10/31/2005	29.17	.37	6.40	6.77	(.34)	-	(.34)	35.60	23.38	20	2.08	2.02	1.11
Year ended 10/31/2004	25.28	.21	4.14	4.35	(.46)	-	(.46)	29.17	17.43	8	2.16	2.15	.76
Class 529-E:
Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36	1.31	1.74
Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19	1.39	1.33	1.55
Year ended 10/31/2006	36.00	.77	10.91	11.68	(.64)	-	(.64)	47.04	32.87	10	1.43	1.37	1.82
Year ended 10/31/2005	29.46	.56	6.45	7.01	(.47)	-	(.47)	36.00	24.02	4	1.55	1.49	1.65
Year ended 10/31/2004	25.46	.36	4.18	4.54	(.54)	-	(.54)	29.46	18.07	2	1.62	1.61	1.31

Class 529-F-1:
Year ended 10/31/2008	$65.66	$1.20	$(29.46)	$(28.26)	$(1.25)	$(3.79)	$(5.04)	$32.36	(46.55)%	$9.86%		.81%	2.24%
Year ended 10/31/2007	47.36	1.09	20.40	21.49	(.96)	(2.23)	(3.19)	65.66	47.98	15.89		.83	2.05
Year ended 10/31/2006	36.15	.98	10.97	11.95	(.74)	-	(.74)	47.36	33.55	8.93		.87	2.31
Year ended 10/31/2005	29.53	.68	6.47	7.15	(.53)	-	(.53)	36.15	24.49	4	1.17	1.11	2.02
Year ended 10/31/2004	25.54	.43	4.18	4.61	(.62)	-	(.62)	29.53	18.33	2	1.37	1.36	1.54
Class R-1:
Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79	1.74	1.28
Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25	1.86	1.79	1.11
Year ended 10/31/2006	35.64	.57	10.80	11.37	(.55)	-	(.55)	46.46	32.22	11	1.93	1.83	1.35
Year ended 10/31/2005	29.22	.40	6.41	6.81	(.39)	-	(.39)	35.64	23.51	3	2.06	1.92	1.19
Year ended 10/31/2004	25.33	.25	4.14	4.39	(.50)	-	(.50)	29.22	17.57	2	2.16	2.04	.92
Class R-2:
Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)	(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87	1.81	1.24
Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245	1.90	1.76	1.12
Year ended 10/31/2006	35.62	.58	10.80	11.38	(.54)	-	(.54)	46.46	32.30	110	2.05	1.80	1.38
Year ended 10/31/2005	29.21	.41	6.40	6.81	(.40)	-	(.40)	35.62	23.53	47	2.27	1.89	1.23
Year ended 10/31/2004	25.34	.25	4.14	4.39	(.52)	-	(.52)	29.21	17.58	17	2.57	2.00	.91
Class R-3:
Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)	(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37	1.31	1.74
Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238	1.39	1.33	1.55
Year ended 10/31/2006	36.07	.74	10.94	11.68	(.62)	-	(.62)	47.13	32.77	100	1.49	1.42	1.75
Year ended 10/31/2005	29.53	.55	6.47	7.02	(.48)	-	(.48)	36.07	24.02	41	1.60	1.51	1.62
Year ended 10/31/2004	25.56	.36	4.18	4.54	(.57)	-	(.57)	29.53	18.03	16	1.70	1.62	1.30
Class R-4:
Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)	(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04	.98	2.09
Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107	1.06	1.00	1.88
Year ended 10/31/2006	36.33	.91	11.01	11.92	(.74)	-	(.74)	47.51	33.29	41	1.11	1.05	2.12
Year ended 10/31/2005	29.72	.68	6.49	7.17	(.56)	-	(.56)	36.33	24.44	14	1.21	1.15	1.98
Year ended 10/31/2004	25.68	.47	4.20	4.67	(.63)	-	(.63)	29.72	18.48	3	1.29	1.27	1.66
Class R-5:
Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)	(1.32)	(3.79)	(5.11)	32.65	(46.48)	495.73		.68	2.37
Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728.76		.70	2.17
Year ended 10/31/2006	36.43	1.04	11.05	12.09	(.81)	-	(.81)	47.71	33.72	350.81		.75	2.44
Year ended 10/31/2005	29.76	.78	6.51	7.29	(.62)	-	(.62)	36.43	24.83	187.89		.84	2.28
Year ended 10/31/2004	25.66	.55	4.20	4.75	(.65)	-	(.65)	29.76	18.83	87.95		.94	1.96

	Year ended October 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	35%	31%	30%	26%	20%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of New World Fund, Inc. (the “Fund”), as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 8, 2008

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008, through October 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2008	Ending account value 10/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$565.33	$3.78	.96%
Class A -- assumed 5% return	1,000.00	1,020.31	4.88	.96
Class B -- actual return	1,000.00	563.16	6.84	1.74
Class B -- assumed 5% return	1,000.00	1,016.39	8.82	1.74
Class C -- actual return	1,000.00	563.09	6.88	1.75
Class C -- assumed 5% return	1,000.00	1,016.34	8.87	1.75
Class F-1 -- actual return	1,000.00	565.22	3.82	.97
Class F-1 -- assumed 5% return	1,000.00	1,020.26	4.93	.97
Class F-2 -- actual return †	1,000.00	614.80	1.53	.76
Class F-2 -- assumed 5% return †	1,000.00	1,021.32	3.86	.76
Class 529-A -- actual return	1,000.00	565.24	3.90	.99
Class 529-A -- assumed 5% return	1,000.00	1,020.16	5.03	.99
Class 529-B -- actual return	1,000.00	562.77	7.19	1.83
Class 529-B -- assumed 5% return	1,000.00	1,015.94	9.27	1.83
Class 529-C -- actual return	1,000.00	562.99	7.15	1.82
Class 529-C -- assumed 5% return	1,000.00	1,015.99	9.22	1.82
Class 529-E -- actual return	1,000.00	564.38	5.15	1.31
Class 529-E -- assumed 5% return	1,000.00	1,018.55	6.65	1.31
Class 529-F-1 -- actual return	1,000.00	565.80	3.19	.81
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.06	4.12	.81
Class R-1 -- actual return	1,000.00	563.20	6.72	1.71
Class R-1 -- assumed 5% return	1,000.00	1,016.54	8.67	1.71
Class R-2 -- actual return	1,000.00	562.73	7.38	1.88
Class R-2 -- assumed 5% return	1,000.00	1,015.69	9.53	1.88
Class R-3 -- actual return	1,000.00	564.25	5.19	1.32
Class R-3 -- assumed 5% return	1,000.00	1,018.50	6.70	1.32
Class R-4 -- actual return	1,000.00	565.36	3.86	.98
Class R-4 -- assumed 5% return	1,000.00	1,020.21	4.98	.98
Class R-5 -- actual return	1,000.00	566.23	2.64	.67
Class R-5 -- assumed 5% return	1,000.00	1,021.77	3.40	.67

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through October 31, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Tax information
                                                                                                                    unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2008:

Long-term capital gains	$1,003,803,000
Foreign taxes	$0.13 per share
Foreign source income	$1.70 per share
Qualified dividend income	100%
Corporate dividends received deduction	$9,882,000
U.S. government income that may be exempt from state taxation	$4,104,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2008 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–26.29%	16.10%	7.23%
Not reflecting CDSC	–22.71	16.32	7.23

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–23.45	16.27	12.32
Not reflecting CDSC	–22.73	16.27	12.32

Class F-1 shares[1] — first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–22.11	17.20	13.33

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–17.76	[2]

Class 529-A shares[3] — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–26.61	15.79	14.08
Not reflecting maximum sales charge	–22.13	17.17	15.10

Class 529-B shares[3] — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–26.37	15.94	14.15
Not reflecting CDSC	–22.79	16.16	14.15

Class 529-C shares[3] — first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–23.49	16.18	14.19
Not reflecting CDSC	–22.78	16.18	14.19

Class 529-E shares[1,3] — first sold 3/22/02	–22.39	16.78	13.82

Class 529-F-1 shares[1,3] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–22.00	17.27	18.41

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 26 and 27 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 62	1999	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C. L. Chang, 56	2005
Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 71	1999	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Koichi Itoh, 68	1999	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 66	1999	President and CEO, American Public Media Group

John G. McDonald, 71	1999	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 52	1999	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and
Non-Executive)

Alessandro Ovi, 64	2001	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission

Kirk P. Pendleton, 69	1999	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 73	2005	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Elisabeth Allison, 62	3	Helicos BioSciences Corporation

Vanessa C. L. Chang, 56	3	Edison International

Robert A. Fox, 71	8	Chemtura Corporation

Koichi Itoh, 68	5	None

William H. Kling, 66	7	Irwin Financial Corporation

John G. McDonald, 71	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 52	3	Cummins, Inc.
Chairman of the Board
(Independent and
Non-Executive)

Alessandro Ovi, 64	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA;
ST Microelectronics SNV; Telecom Italia Media SpA

Kirk P. Pendleton, 69	7	None

Rozanne L. Ridgway, 73	3	Emerson Electric; Sara Lee Corporation

Jae H. Hyun retired from the board in September 2008. The directors thank Mr. Hyun for his dedication and service to the fund.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 67	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]
Robert W. Lovelace, 46
President	1999
Senior Vice President — Capital World Investors, Capital Research and Management Company; Executive Vice President and Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 67	4	None
Vice Chairman of the Board

Robert W. Lovelace, 46	2	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Mark E. Denning, 51	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, Capital International Limited[5]

David C. Barclay, 52	1999	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Michael J. Downer, 53	2003	Senior Vice President, Secretary and Coordinator of
Vice President		Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Bradford F. Freer, 39	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Alwyn Heong, 48	1999	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Carl M. Kawaja, 44	1999	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Vincent P. Corti, 52	1999	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Bryan K. Nielsen, 35	2008	Vice President, Capital Guardian Trust Company;[5]
Treasurer		Vice President, Capital International, Inc.[5]

Tanya Schneider, 36	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jennifer M. Buchheim, 35	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

R. Marcia Gould, 54	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
K&L Gates LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2008, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
>	New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-936-1208P

Litho in USA KBDA/CG/8066-S16795

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$76,000
2008	$82,000

b) Audit-Related Fees:
2007	$3,000
2008	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$25,000
2008	$21,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	$897,000
2008	$992,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$2,000
2008	$8,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,212,000 for fiscal year 2007 and $1,303,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

New World FundSM
Investment portfolio

October 31, 2008

Common stocks — 77.53%	Shares	Value (000)

FINANCIALS — 13.79%
Amil Participações SA, ordinary nominative	18,015,790	$84,303
Sberbank (Savings Bank of the Russian Federation) (GDR)[1]	452,438	82,959
Itaúsa – Investimentos Itaú SA, preferred nominative	23,658,419	78,920
PT Bank Rakyat Indonesia (Persero) Tbk[1]	239,740,300	78,210
Banco Santander, SA1	7,137,414	77,072
HSBC Holdings PLC (Hong Kong)[1]	5,438,000	65,935
Grupo Financiero Banorte, SAB de CV, Series O	33,006,639	64,052
Banco Itaú Holding Financeira SA, preferred nominative	5,295,625	57,166
Unibanco-União de Bancos Brasileiros SA, units (GDR)	690,000	43,525
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	12,732
Bank of the Philippine Islands[1]	66,844,358	55,272
Ayala Land, Inc.[1]	437,249,200	53,308
Housing Development Finance Corp. Ltd.[1]	1,179,760	43,333
Bank Muscat (SAOG) (GDR)[1]	4,309,457	38,053
Banco do Brasil SA, ordinary nominative	5,495,000	37,602
Kasikornbank PCL[1]	16,700,410	24,356
Kasikornbank PCL, nonvoting depositary receipt[1]	9,019,590	13,165
ICICI Bank Ltd.[1]	4,100,000	34,619
SM Prime Holdings, Inc.[1]	164,206,440	28,453
Banco Bilbao Vizcaya Argentaria, SA1	2,336,600	27,083
Metropolitan Bank & Trust Co.[1]	51,343,000	27,080
Standard Chartered PLC[1]	1,589,192	26,484
Banco do Estado do Rio Grande do Sul SA, preferred nominative, Series B	9,991,300	24,765
PT Bank Mandiri (Persero) Tbk[1]	159,493,500	23,884
Asya Katilim Bankasi AS, Class B1,2	23,700,000	21,238
FirstRand Ltd.[1]	14,362,851	20,925
Bancolombia SA (ADR)	1,052,000	20,546
National Bank of Greece SA1	718,000	15,966
Türkiye Is Bankasi AS, Class C1	5,500,000	15,615
Banco Daycoval SA, preferred nominative	6,557,000	15,341
Prudential PLC[1]	2,950,000	15,201
EFG International AG1	695,000	14,945
Hopewell Holdings Ltd.[1]	4,367,000	13,338
China Life Insurance Co. Ltd., Class H1	4,850,000	12,962
Bank Pekao SA1	280,000	12,778
Türkiye Garanti Bankasi AS1,2	7,264,000	12,179
Bumiputra-Commerce Holdings Bhd.[1]	7,000,000	12,158
Bank Leumi le-Israel BM1	4,300,000	11,432
Kotak Mahindra Bank Ltd.[1]	1,300,000	9,191
Bank Hapoalim BM1	4,028,000	9,142
United Bank Ltd. (GDR)[1,3]	4,246,000	7,851
United Bank Ltd. (GDR)[1]	561,500	1,038
Industrial and Commercial Bank of China Ltd., Class H1	18,500,000	8,607
Türkiye Halk Bankasi AS1	3,080,000	8,578
Erste Bank der oesterreichischen Sparkassen AG1	290,400	7,847
Commercial Bank of Qatar (QSC) (GDR)[1,2,3]	1,875,000	5,625
PT Bank Central Asia Tbk[1]	21,454,000	5,452
Raiffeisen International Bank-Holding AG1	164,015	5,183
MCB Bank Ltd.[1]	2,668,000	4,260
Bank of China Ltd., Class H1	10,000,000	2,971
Krung Thai Bank PCL[1]	25,981,300	2,963
Banco Industrial e Comercial SA, preferred nominative	2,359,100	2,787
Shui On Land Ltd.[1]	11,000,000	2,480
AFI Development PLC (GDR)[1,2]	1,354,000	2,187
Dolphin Capital Investors Ltd.[1,2]	2,160,000	1,311
JSC Halyk Bank of Kazakhstan (GDR)[1]	157,700	674
JSC Halyk Bank of Kazakhstan (GDR)[1,3]	38,400	164
		1,405,266

TELECOMMUNICATION SERVICES — 9.85%
América Móvil, SAB de CV, Series L (ADR)	6,519,600	201,717
MTN Group Ltd.[1]	16,209,649	184,152
Philippine Long Distance Telephone Co.[1]	2,321,160	95,210
Philippine Long Distance Telephone Co. (ADR)	338,340	13,838
Telekomunikacja Polska SA1	13,946,000	105,525
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	133,965,500	68,049
Partner Communications Co. Ltd.[1]	2,954,500	55,391
Partner Communications Co. Ltd. (ADR)	151,500	2,830
Turkcell Iletisim Hizmetleri AS1	8,886,000	43,968
Telefónica, SA1	2,118,200	39,115
OJSC Mobile TeleSystems (ADR)	743,800	29,120
Telekom Austria AG, non-registered shares[1]	2,225,000	27,571
China Unicom (Hong Kong) Ltd.[1]	16,531,300	23,811
Hutchison Telecommunications International Ltd.[1,2]	20,560,000	22,257
Telefónica 02 Czech Republic, AS1	925,000	19,591
TIM Participações SA, ordinary nominative[2]	3,730,000	9,505
TIM Participações SA, preferred nominative (ADR)	415,000	6,001
Telenor ASA[1]	2,530,600	15,079
Globe Telecom, Inc.[1]	749,723	13,974
Brasil Telecom Participações SA, preferred nominative (ADR)	367,000	12,570
Bharti Airtel Ltd.[1,2]	405,000	5,431
TM International Bhd.[1,2]	2,910,300	3,720
HT - Hrvatske telekomunikacije dd (GDR)[1,3]	86,529	3,210
Joint-Stock Financial Corp. Sistema (GDR)[1]	249,373	1,899
Telekom Malaysia Bhd.[1]	666,900	630
		1,004,164

CONSUMER STAPLES — 9.58%
Nestlé SA1	4,112,450	160,177
Tesco PLC[1]	15,527,301	85,194
InBev[1]	1,573,392	63,329
IOI Corp. Bhd.[1]	60,364,500	47,664
Wimm-Bill-Dann Foods OJSC (ADR)[2]	1,083,700	47,618
Avon Products, Inc.	1,560,000	38,735
Beiersdorf AG1	732,700	38,670
PT Indofood Sukses Makmur Tbk[1]	351,499,000	36,203
PepsiCo, Inc.	611,000	34,833
Groupe Danone SA1	600,325	33,236
Coca-Cola Co.	730,000	32,164
SABMiller PLC[1]	1,841,000	29,440
China Yurun Food Group Ltd.[1]	24,584,000	28,961
British American Tobacco PLC[1]	1,025,000	28,255
Fomento Económico Mexicano, SAB de CV (ADR)	998,500	25,252
Grupo Nacional de Chocolates SA	4,425,000	25,064
L’Oréal SA1	309,361	23,347
Coca-Cola Icecek AS, Class C1	4,722,801	23,172
X5 Retail Group NV (GDR)[1,2,3]	1,509,552	15,560
X5 Retail Group NV (GDR)[1,2]	480,400	4,952
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	500,000	13,508
Wal-Mart de México, SAB de CV, Series V	2,545,000	6,876
Diageo PLC[1]	1,245,000	19,142
Procter & Gamble Co.	275,000	17,748
Olam International Ltd.[1]	20,000,000	17,384
Unilever NV, depository receipts[1]	650,000	15,644
Nestlé India Ltd.[1]	502,922	14,939
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	13,409
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	230,000	9,775
Cia. de Bebidas das Américas – AmBev, ordinary nominative (ADR)	42,000	1,516
Poslovni sistem Mercator, dd1	42,200	10,202
Tingyi (Cayman Islands) Holding Corp.[1]	8,700,000	9,229
First Pacific Co. Ltd.[1]	7,214,000	2,915
Cosan Ltd., Class A2	770,000	2,064
		976,177

ENERGY — 8.05%
OAO Gazprom (ADR)[1]	9,294,000	187,553
OAO LUKOIL (ADR)[1]	3,009,300	116,647
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	2,721,200	73,173
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	927,568	20,471
China National Offshore Oil Corp.[1]	76,554,000	62,699
Saipem SpA, Class S1	2,290,000	42,776
TOTAL SA1	428,000	23,468
TOTAL SA (ADR)	155,000	8,593
OAO TMK (GDR)[1]	1,790,000	19,170
OAO TMK (GDR)[1,3]	692,815	7,420
Royal Dutch Shell PLC, Class B1	920,000	24,682
Addax Petroleum Corp.	1,640,000	24,598
Niko Resources Ltd.[4]	495,000	21,778
Tenaris SA (ADR)	1,050,000	21,620
Noble Energy, Inc.	400,000	20,728
Oil and Gas Development Co. Ltd.[1]	33,467,760	19,460
Sasol Ltd.[1]	640,000	19,299
Cairn India Ltd.[1,2]	6,587,000	17,482
KNM Group Bhd.[1]	89,757,375	15,356
Chevron Corp.	175,500	13,092
Reliance Industries Ltd.[1]	421,000	11,872
Oil & Natural Gas Corp. Ltd.[1]	784,500	10,725
Nexen Inc.	557,689	8,894
Eurasia Drilling Co. Ltd. (GDR)[1,2,3]	1,162,300	6,470
Eurasia Drilling Co. Ltd. (GDR)[1,2]	225,950	1,258
OGX Petróleo e Gás Participações SA, ordinary nominative[2]	52,670	6,711
PTT Exploration and Production PCL[1]	2,207,000	5,535
Sterling Energy PLC[1,2]	116,149,500	4,639
Hess Corp.	76,600	4,612
		820,781

INDUSTRIALS — 6.45%
Murray & Roberts Holdings Ltd.[1]	15,205,000	104,472
Siemens AG1	677,200	40,448
General Electric Co.	2,065,000	40,288
Airports of Thailand PCL[1]	69,026,100	37,768
Schneider Electric SA1	579,050	34,773
Enka Insaat ve Sanayi AS1	8,979,999	34,161
Sandvik AB1	4,650,000	30,286
United Technologies Corp.	545,000	29,953
China Railway Construction Corp. Ltd., Class H1,2	21,557,500	26,486
International Container Terminal Services, Inc.[1]	88,828,000	25,989
ABB Ltd[1]	1,820,000	24,046
Wienerberger AG1	1,390,500	23,241
Orascom Construction Industries Co. (GDR)[1]	340,400	23,077
Container Corp. of India Ltd.[1]	1,630,000	21,264
Caterpillar Inc.	517,000	19,734
Bharat Heavy Electricals Ltd.[1]	650,000	17,262
Outotec Oyj[1]	1,210,000	16,260
Bidvest Group Ltd.[1]	1,079,980	11,717
Metso Oyj[1]	770,000	10,231
Dalian Port (PDA) Co. Ltd., Class H1	39,430,000	8,842
KBR, Inc.	562,601	8,349
STRABAG SE1	423,757	8,311
Hopewell Highway Infrastructure Ltd.[1]	12,500,000	8,123
SM Investments Corp.[1]	1,566,938	6,385
Chiyoda Corp.[1]	1,043,000	5,965
Embraer – Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	255,375	5,342
Italian-Thai Development PCL[1]	71,258,300	5,140
Doosan Heavy Industries and Construction Co., Ltd.[1]	103,250	4,530
Atlas Copco AB, Class A1	505,000	4,232
Thai Airways International PCL[1]	18,303,500	4,058
Hyundai Engineering & Construction Co., Ltd.[1]	97,000	4,008
Intertek Group PLC[1]	323,000	3,836
GS Engineering & Construction Corp.[1]	67,750	3,224
Daelim Industrial Co., Ltd.[1]	105,916	3,064
Doosan Infracore Co., Ltd.[1]	172,720	1,468
PT Bakrie & Brothers Tbk[1,2]	990,000,000	665
		656,998

HEALTH CARE — 6.20%
Teva Pharmaceutical Industries Ltd. (ADR)	4,066,779	174,383
OJSC Pharmstandard (GDR)[1,2,5]	7,452,949	120,651
OJSC Pharmstandard (GDR)[1,2,3,5]	392,700	6,357
Novo Nordisk A/S, Class B1	1,855,800	99,192
Krka, dd, Novo mesto[1]	910,700	74,618
Hikma Pharmaceuticals PLC[1]	8,953,850	46,869
Richter Gedeon NYRT[1]	300,000	41,599
Cochlear Ltd.[1]	750,000	28,520
Novartis AG1	550,000	27,802
Dr. Reddy’s Laboratories Ltd.[1]	802,000	7,074
Cipla Ltd.[1]	1,440,000	5,206
		632,271

MATERIALS — 6.12%
JSC Uralkali (GDR)[1]	7,214,297	152,752
JSC Uralkali (GDR)[1,3]	876,037	18,549
Israel Chemicals Ltd.[1]	13,241,927	132,019
Linde AG1	892,146	73,743
Anglo American PLC[1]	1,077,400	26,769
Makhteshim-Agan Industries Ltd.[1]	6,645,000	25,139
Sigma-Aldrich Corp.	475,000	20,834
Givaudan SA1	30,250	20,714
Votorantim Celulose e Papel SA, preferred nominative (ADR)	1,965,000	19,827
Cia. Vale do Rio Doce, Class A, preferred nominative	1,032,000	12,145
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	570,000	6,675
BHP Billiton PLC[1]	1,092,288	18,607
Impala Platinum Holdings Ltd.[1]	1,760,000	18,595
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,288,000	17,130
Hochschild Mining PLC[1]	6,226,186	13,454
Teck Cominco Ltd., Class B	1,090,100	10,900
Holcim Ltd.[1]	170,142	9,693
United Phosphorus Ltd.[1]	3,344,825	7,265
Ambuja Cements Ltd.[1]	5,518,672	6,894
Central African Mining & Exploration Co. PLC[1,2]	49,500,000	6,047
Aricom PLC[1,2,4]	25,528,809	4,957
ACC Ltd.[1]	110,000	1,113
		623,821

CONSUMER DISCRETIONARY — 5.36%
Honda Motor Co., Ltd.[1]	2,310,000	57,517
Fiat SpA[1]	6,800,000	54,078
McDonald’s Corp.	750,000	43,447
Nitori Co., Ltd.[1]	672,850	42,174
Kuoni Reisen Holding AG, Class B1	126,288	37,026
Swatch Group Ltd, non-registered shares[1]	119,900	18,739
Swatch Group Ltd[1]	537,736	15,631
GOME Electrical Appliances Holding Ltd.[1]	147,184,000	28,755
Shangri-La Asia Ltd.[1]	18,360,000	25,680
Desarrolladora Homex, SA de CV (ADR)[2]	1,060,000	24,677
Nokian Renkaat Oyj[1]	1,480,500	19,406
Yue Yuen Industrial (Holdings) Ltd.[1]	9,688,500	19,186
Lojas Renner SA, ordinary nominative	2,500,000	18,185
Truworths International Ltd.[1]	4,953,000	16,981
Melco Crown Entertainment Ltd. (ADR)[2]	3,800,000	15,580
Li & Fung Ltd.[1]	7,303,900	14,686
Hyundai Mobis Co., Ltd.[1]	255,000	14,203
Grupo Televisa, SAB, ordinary participation certificates (ADR)	800,000	14,128
TVN SA1	2,500,000	12,532
Central European Media Enterprises Ltd., Class A2	390,000	10,417
PT Astra International Tbk[1]	11,000,000	9,648
Keihin Corp.[1]	979,000	8,743
Suzuki Motor Corp.[1]	578,000	8,394
Praktiker Bau- und Heimwerkermärkte Holding AG1	536,300	4,264
Bosideng International Holdings Ltd.[1]	40,750,000	4,208
Techtronic Industries Co. Ltd.[1]	8,150,000	3,029
C C Land Holdings Ltd.[1]	13,336,000	2,370
Brascan Residential Properties SA, ordinary nominative	1,389,800	1,990
Stockmann Oyj, Class B1	63,512	860
		546,534

INFORMATION TECHNOLOGY — 4.42%
Samsung Electronics Co., Ltd.[1]	173,924	73,445
Nokia Corp.[1]	3,043,200	46,340
Nokia Corp. (ADR)	1,186,000	18,003
Kingboard Chemical Holdings Ltd.[1]	32,633,340	63,935
Tencent Holdings Ltd.[1]	6,029,000	43,540
Google Inc., Class A2	120,000	43,123
HTC Corp.[1]	2,626,000	31,346
Agilent Technologies, Inc.[2]	1,115,000	24,742
HOYA CORP.[1]	1,115,400	20,728
Yahoo! Inc.[2]	1,550,000	19,871
Hon Hai Precision Industry Co., Ltd.[1]	5,703,133	13,812
Cisco Systems, Inc.[2]	537,800	9,557
Venture Corp. Ltd.[1]	2,500,000	9,096
SINA Corp.[2]	277,500	8,991
Redecard SA, ordinary nominative	747,800	8,315
NetEase.com, Inc. (ADR)[2]	320,000	7,200
Mediatek Incorporation[1]	740,000	6,606
Kingboard Laminates Holdings Ltd.[1]	8,048,606	1,985
		450,635

UTILITIES — 2.93%
NTPC Ltd.[1]	19,158,932	55,341
China Resources Power Holdings Co. Ltd.[1]	23,630,000	46,244
Tanjong PLC[1]	11,353,000	37,936
Cia. Energética de Minas Gerais – Cemig, preferred nominative	2,458,340	37,586
PT Perusahaan Gas Negara (Persero) Tbk[1]	232,814,000	30,895
CLP Holdings Ltd.[1]	3,945,000	26,789
Cheung Kong Infrastructure Holdings Ltd.[1]	6,430,000	23,348
GAIL (India) Ltd.[1]	2,977,500	13,107
Electricity Generating PCL[1]	6,375,000	10,835
Veolia Environnement[1]	309,375	7,582
Cia. de Saneamento Básico do Estado de São Paulo – SABESP, ordinary nominative	618,000	7,158
Power Grid Corp. of India Ltd.[1]	824,370	1,182
		298,003

MISCELLANEOUS — 4.78%
Other common stocks in initial period of acquisition		487,053

Total common stocks (cost: $10,673,049,000)		7,901,703

Warrants — 0.00%

MATERIALS — 0.00%
Aricom PLC, warrants, expire 2010[2,4]	10,000,000	162

MISCELLANEOUS — 0.00%
Other warrants in initial period of acquisition		19

Total warrants (cost: $3,184,000)		181

		Value
Convertible securities — 0.02%		(000)

MISCELLANEOUS — 0.02%
Other convertible securities in initial period of acquisition		$2,185

Total convertible securities (cost: $15,470,000)		2,185

	Principal amount
Bonds & notes — 11.04%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 10.19%
Brazilian Treasury Bill 0% 2009	BRL4,000	1,629
Brazil (Federal Republic of) Global 9.25% 2010	$12,600	13,671
Brazilian Treasury Bill 6.00% 2010[1,6]	BRL64,837	28,115
Brazilian Treasury Bill 6.00% 2011[1,6]	8,134	3,469
Brazil (Federal Republic of) 10.00% 2014[1]	9,000	3,111
Brazilian Treasury Bill 6.00% 2015[1,6]	36,265	13,542
Brazil (Federal Republic of) Global 12.50% 2016	29,400	11,919
Brazil (Federal Republic of) Global 6.00% 2017	$19,425	17,628
Brazil (Federal Republic of) 10.00% 2017[1]	BRL13,500	4,213
Brazilian Treasury Bill 6.00% 2017[1,6]	17,269	6,216
Brazil (Federal Republic of) Global 8.00% 2018[7]	$37,828	38,017
Brazil (Federal Republic of) Global 8.875% 2019	9,000	9,171
Brazil (Federal Republic of) Global 12.50% 2022	BRL20,000	7,645
Brazil (Federal Republic of) Global 8.875% 2024	$900	931
Brazil (Federal Republic of) Global 10.125% 2027	14,500	16,182
Brazil (Federal Republic of) Global 7.125% 2037	16,730	15,450
Brazil (Federal Republic of) Global 11.00% 2040	16,000	18,688
Brazilian Treasury Bill 6.00% 2045[1,6]	BRL34,539	11,760
United Mexican States Government Global 5.519% 2009[8]	$18,750	18,773
United Mexican States Government Global 10.375% 2009	2,385	2,421
United Mexican States Government Global 9.875% 2010	21,625	23,355
United Mexican States Government 9.00% 2012	MXN100,000	7,988
United Mexican States Government Global 6.375% 2013	$30,380	30,532
United Mexican States Government, Series MI10, 8.00% 2013	MXN 56,068	4,249
United Mexican States Government, Series MI10, 9.50% 2014	377,000	30,547
United Mexican States Government, Series M10, 8.00% 2015	210,000	15,761
United Mexican States Government Global 5.625% 2017	$26,740	23,932
United Mexican States Government, Series M20, 10.00% 2024	MXN123,000	10,641
United Mexican States Government Global 7.50% 2033	$6,200	5,983
United Mexican States Government Global 6.05% 2040	11,570	8,842
Turkey (Republic of) 14.00% 2011	TRY71,400	38,829
Turkey (Republic of) 11.50% 2012	$6,000	6,030
Turkey (Republic of) 10.00% 2012[1,6]	TRY36,180	18,541
Turkey (Republic of) 16.00% 2012	7,500	3,967
Turkey (Republic of) 16.00% 2013	18,400	9,636
Turkey (Republic of) 7.25% 2015	$10,150	8,374
Turkey (Republic of) 7.00% 2016	24,000	19,560
Turkey (Republic of) 6.75% 2018	33,260	24,779
Turkey (Republic of) 7.00% 2019	8,000	6,120
Colombia (Republic of) Global 11.75% 2010	COP40,000,000	16,695
Colombia (Republic of) Global 10.00% 2012	$32,025	33,466
Colombia (Republic of) Global 10.75% 2013	9,840	10,529
Colombia (Republic of) Global 8.25% 2014	3,100	2,992
Colombia (Republic of) Global 12.00% 2015	COP56,360,000	21,928
Colombia (Republic of) Global 7.375% 2017	$22,550	20,408
Colombia (Republic of) Global 11.75% 2020	2,420	2,771
Colombia (Republic of) Global 8.125% 2024	4,375	4,003
Colombia (Republic of) Global 9.85% 2027	COP11,815,000	3,683
Colombia (Republic of) Global 7.375% 2037	$22,655	18,690
Russian Federation 8.25% 2010[7]	16,468	16,963
Russian Federation 8.25% 2010[3,7]	1,883	1,939
Russian Federation 7.50% 2030[7]	43,483	37,178
Russian Federation 7.50% 2030[3,7]	30,196	25,818
Peru (Republic of) 8.375% 2016	41,800	40,755
Peru (Republic of) 7.35% 2025	6,550	5,567
Peru (Republic of) 6.55% 2037[7]	7,242	5,033
Philippines (Republic of) 8.375% 2009	8,335	8,377
Philippines (Republic of) 8.25% 2014	6,505	6,407
Philippines (Republic of) 9.375% 2017	4,000	4,020
Philippines (Republic of) 9.875% 2019	10,800	11,664
Philippines (Republic of) 7.75% 2031	18,670	17,270
Malaysian Government 3.756% 2011	MYR43,145	12,110
Malaysian Government 3.833% 2011	48,575	13,641
Malaysian Government 3.814% 2017	32,000	8,622
Malaysian Government 4.24% 2018	30,000	8,371
Panama (Republic of) Global 7.25% 2015	$9,850	9,505
Panama (Republic of) Global 7.125% 2026	7,300	6,059
Panama (Republic of) Global 8.875% 2027	2,775	2,595
Panama (Republic of) Global 9.375% 2029	9,034	8,808
Panama (Republic of) Global 6.70% 2036[7]	18,204	14,290
Polish Government 5.00% 2013	PLN39,500	13,257
Polish Government 5.25% 2013	38,400	13,105
Polish Government 5.25% 2017	18,450	6,087
Polish Government 5.75% 2022	12,000	4,083
Argentina (Republic of) 1.564% 2012[1,7,8]	$30,815	5,415
Argentina (Republic of) 5.83% 2033[1,6,7,9]	ARS143,842	9,760
Argentina (Republic of) GDP-Linked 2035	335,653	6,742
Argentina (Republic of) GDP-Linked 2035	$52,872	2,141
Argentina (Republic of) 0.63% 2038[1,6,7]	ARS31,001	923
Egypt (Arab Republic of) Treasury Bill 0% 2009	EGP34,375	5,783
Egypt (Arab Republic of) 9.10% 2010	20,000	3,472
Egypt (Arab Republic of) 9.35% 2010	2,385	415
Egypt (Arab Republic of) 8.60% 2011	7,605	1,290
Egypt (Arab Republic of) 8.75% 2012	56,350	7,422
Egypt (Arab Republic of) 11.625% 2014	21,000	3,752
Dominican Republic 9.50% 2011[7]	$2,075	1,629
Dominican Republic 9.04% 2018[7]	3,935	2,066
Dominican Republic 8.625% 2027[3,7]	19,900	8,656
South Africa (Republic of) 6.50% 2014	1,500	1,252
Czech Republic 3.70% 2013	18,900	962
		1,038,586

ENERGY — 0.49%
Gaz Capital SA 8.146% 2018	9,825	6,730
Gazprom International SA 7.201% 2020[7]	950	616
Gaz Capital SA, Series 9, 6.51% 2022	16,650	9,699
Gaz Capital SA 6.51% 2022[3]	11,990	6,984
Gaz Capital SA 7.288% 2037	17,000	9,775
Pemex Project Funding Master Trust 6.625% 2035	15,000	11,250
Pemex Project Funding Master Trust 6.625% 2035[3]	6,800	5,100
		50,154

MATERIALS — 0.14%
Vale Overseas Ltd. 6.25% 2017	8,000	6,526
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,235	1,790
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,815	2,999
C10 Capital (SPV) Ltd. 6.722% (undated)[3,8]	6,600	3,103
		14,418

UTILITIES — 0.12%
AES Panamá, SA 6.35% 2016[3]	10,400	7,422
Enersis SA 7.375% 2014	4,550	4,271
		11,693

FINANCIALS — 0.04%
Kazkommerts International BV 7.875% 2014	7,000	3,185
Kazkommerts International BV 8.00% 2015	3,000	1,305
		4,490

TELECOMMUNICATION SERVICES — 0.03%
Orascom Telecom 7.875% 2014[3]	6,955	3,165

INDUSTRIALS — 0.03%
TFM, SA de CV 9.375% 2012	3,200	2,720

Total bonds & notes (cost: $1,373,254,000)		1,125,226

Short-term securities — 10.81%

Federal Home Loan Bank 1.25%–2.80% due 11/5/2008–3/19/2009	201,750	200,877
Fannie Mae 1.50%–2.40% due 11/13–12/16/2008	177,500	177,171
Ciesco LLC 3.00%–3.75% due 11/3–11/25/2008[3]	85,000	84,911
U.S. Treasury Bills 0.45%–1.25% due 11/28/2008–2/12/2009	60,400	60,327
American Honda Finance Corp. 2.24%–2.25% due 11/24–12/4/2008	60,000	59,869
International Bank for Reconstruction and Development 1.35%–2.15% due 12/5/2008–1/21/2009	49,700	49,554
Freddie Mac 2.09%–2.75% due 11/3–12/3/2008	49,200	49,149
Shell International Finance BV 2.08%–2.25% due 11/13–11/26/2008[3]	45,000	44,941
Nokia Corp. 2.50%–2.75% due 12/5–12/10/2008[3]	38,300	38,198
Eksportfinans ASA 2.20%–2.30% due 11/17–12/2/2008[3]	35,000	34,954
Toronto-Dominion Holdings USA Inc. 2.49% due 11/13/2008[3]	31,100	31,071
Caisse d’Amortissement de la Dette Sociale 2.19% due 11/3/2008	30,000	29,993
Electricité de France 3.00% due 12/11/2008[3]	30,000	29,898
Swedish Export Credit Corp. 2.95% due 12/18/2008	26,300	26,152
Total Capital SA 2.17% due 11/25/2008[3]	25,000	24,962
Danske Corp. 3.60% due 11/17/2008[3]	25,000	24,958
Bank of America Corp. 3.28% due 12/19/2008	25,000	24,888
Royal Bank of Canada 3.715% due 12/16/2008	25,000	24,881
BMW U.S. Capital LLC 2.10% due 11/3/2008[3]	20,000	19,996
Private Export Funding Corp. 2.38% due 12/16/2008[3]	16,200	16,119
BASF AG 3.60% due 12/9/2008[3]	14,000	13,945
Novartis Finance Corp. 1.62% due 11/17/2008[3]	13,000	12,990
Société Générale North America, Inc. 2.00% due 11/4/2008	7,500	7,498
Target Corp. 1.85% due 12/19/2008	5,900	5,885
Unilever Capital Corp. 2.20% due 11/14/2008[3]	5,700	5,695
KfW 2.23% due 11/7/2008[3]	2,600	2,599

Total short-term securities (cost: $1,101,316,000)		1,101,481

Total investment securities (cost: $13,166,273,000)		10,130,776
Other assets less liabilities		61,550

Net assets		$10,192,326

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”
 was $6,064,759,000, which represented 59.50% of the net assets of the fund.
2 Security did not produce income during the last 12 months.
3 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $518,630,000, which represented 5.09% of the net assets of the fund.
4 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Niko Resources Ltd.	2/1/2007–7/23/2007	$38,291	$21,778	.21%
Aricom PLC	5/11/2007	32,746	4,957	.05
Aricom PLC, warrants	5/11/2007	3,143	162	—

Total restricted securities		$74,180	$26,897	.26%

5 Represents an affiliated company as defined under the Investment Company Act of 1940.
6 Index-linked bond whose principal amount moves with a government retail price index.
7 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8 Coupon rate may change periodically.
9 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts	EGP = Egyptian pounds
GDR = Global Depositary Receipts	MXN = Mexican pesos
ARS = Argentine pesos	MYR = Malaysian ringgits
BRL = Brazilian reais	PLN = Polish zloty
COP = Colombian pesos	TRY = New Turkish liras

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-936-1208O-S15853

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
New World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc. (the “Fund”) as of October 31, 2008, and for the year then ended and have issued our report thereon dated December 8, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 8, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: January 8, 2009

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer and Principal Financial Officer

Date: January 8, 2009